Exhibit 10.1
SUPPORT AGREEMENT
     THIS SUPPORT AGREEMENT (this “Agreement”), is entered into as of May 31, 2007, by and among US BioEnergy Corporation, a South Dakota corporation (“Parent”), US Bio Acquisition Sub, LLC, a South Dakota limited liability company and wholly owned subsidiary of Parent (“Merger Sub”), Farmers Energy Millennium, LLC, an Ohio limited liability company (“Note Holder”), and REX Stores Corporation, a Delaware corporation (“Rex”).
WITNESSETH:
     WHEREAS, concurrently with the execution of this Agreement, Parent, Merger Sub and Millennium Ethanol, LLC, a South Dakota limited liability company (the “Company”), are entering into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”), pursuant to which the parties thereto have agreed, upon the terms and subject to the conditions set forth therein, to merge Merger Sub with and into the Company (the “Merger”); and
     WHEREAS, Note Holder, a wholly-owned subsidiary of Rex, is the record and Beneficial Owner (as defined hereinafter) of a secured promissory note (the “Note”) issued pursuant to that certain Note Purchase and Purchase Rights Agreement, dated as of March 17, 2006 as amended on the date hereof (the “Note Agreement”); and
     WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent has required that Note Holder and Rex enter into this Agreement.
     NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:
     Section 1. Certain Definitions. In addition to the terms defined elsewhere herein, capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:
          (a) “Beneficially Own” or “Beneficial Ownership” with respect to any securities means having “beneficial ownership” of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a person include securities Beneficially Owned by all other persons with whom such person would constitute a “group” within the meaning of Section 13(d) of the Exchange Act with respect to the securities of the same issuer.

          (b) “Reoffer Prospectus” means the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect of the terms of the offering of any security of the Parent covered by such Registration Statement and all other amendments or supplements to the prospectus, including post effective amendments, and all material incorporated, or deemed to be incorporated, by reference in such prospectus.
          (c) “Securities” means the Note together with any Class C Units issued upon the exercise of the Purchase Rights in accordance with the Note Agreement.
     Section 2. Representations And Warranties of Note Holder. Each of Note Holder and Rex hereby, jointly and severally, represents and warrants to Parent and Merger Sub as follows:
          (a) Ownership. As of the date hereof and at all times prior to the termination of this Agreement, (i) Note Holder is and will be the record and Beneficial Owner of the Note (or the Class C Units issuable upon the exercise of the Purchase Rights in accordance with the Note Agreement) and (ii) Rex is the record and Beneficial Owner of all of the outstanding equity interests of Note Holder. As of the date hereof, neither Rex nor Note Holder Beneficially Owns any Securities of the Company, other than with respect to Note Holder, the Note and the Purchase Rights. Note Holder is the successor to Rex Radio and Television, Inc. under the Note Related Documents (as defined below) and has the full right, power and authority to amend, modify, terminate, grant waivers and releases, and otherwise take any other actions with respect to such documents.
          (b) Authority; Binding Agreement. Rex and Note Holder each has the corporate or limited liability company power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by each of Rex and Note Holder and constitutes a valid and binding agreement of Rex and Note Holder, enforceable against each of Rex and Note Holder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors’ rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
          (c) No Filings; No Conflicts. No filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution of this Agreement by Rex and Note Holder and the consummation by Rex and Note Holder of the transactions contemplated hereby. None of the execution and delivery of this Agreement by each of Rex and Note Holder, the consummation by each of Rex and Note Holder of the transactions contemplated hereby or compliance by each of Rex and Note Holder with any of the provisions hereof shall (i) conflict with or result in any breach of any provision of the respective certificates of incorporation or by-laws (or other organizational documents) of Rex or Note Holder, (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, concession, or other instrument or obligation to which Rex or Note Holder is a party or by which Rex or Note Holder or any of their respective properties or assets is bound or affected or (iii) conflict with or violate any Legal Requirement applicable to Rex or Note Holder or any of their respective properties or assets.
          (d) No Encumbrance. The Note is now and, at all times prior to the termination of this Agreement, the Securities will be, held by Note Holder free and clear of any proxy, voting restriction or other Lien (except for any such Lien arising hereunder, restrictions upon transfer imposed under securities laws and the restrictions on transfer set forth in the Operating Agreement of the Company, dated as of September 30, 2005 (the “Operating Agreement”)).
     Section 3. Representations And Warranties of Parent And Merger Sub. Each of Parent and Merger Sub hereby, jointly and severally, represents and warrants to Note Holder and Rex as follows:
          (a) Authority; Binding Agreement. Parent and Merger Sub each has the corporate or limited liability company power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors’ rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
          (b) No Conflicts. Except as contemplated by the Merger Agreement, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby, and none of the execution and delivery of this Agreement by each of Parent and Merger Sub, the consummation by each of Parent and Merger Sub of the transactions contemplated hereby or compliance by each of Parent and Merger Sub with any of the provisions hereof shall (i) conflict with or result in any breach of any provision of the respective certificates of incorporation or by-laws (or other organizational documents) of Parent and Merger Sub, (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, concession, or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective properties or assets is bound or affected or (iii) conflict with or violate any Legal Requirement applicable to Parent or Merger Sub or any of their respective properties or assets.
     Section 4. Disclosure. Each of Rex and Note Holder hereby agrees to permit Parent to publish and disclose in the Registration Statement and the Prospectus/Proxy Statement (including all documents and schedules filed with the Securities and Exchange Commission), and any press release or other disclosure document which Parent determines to be necessary in connection with the Merger and any transactions related thereto, each of Rex and Note Holder’s identity and ownership of any Securities and the nature of Rex’s and Note Holder’s commitments, arrangements and understandings under this Agreement.
     Section 5. Transfer And Other Restrictions. Prior to the termination of this Agreement, each of Rex and the Note Holder, jointly and severally, agrees not to, directly or indirectly:
          (a) offer for sale, sell, transfer, tender, gift, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, gift, tender, pledge, encumbrance, assignment or other disposition of any or all of the Securities or any interest therein (Rex acknowledges that this restriction applies to any direct or indirect transfer of equity interests in Note Holder);
          (b) grant any proxy, power of attorney, consent or other authorization, deposit any of the Securities into a voting trust or enter into a voting agreement or arrangement with respect to the Securities;
          (c) take any other action for the purpose of making any representation or warranty of Note Holder or Rex contained herein untrue or incorrect or preventing, limiting or impeding Note Holder or Rex from performing its obligations under this Agreement; or
          (d) amend or otherwise modify the Note Agreement, the Note or any agreement, arrangement or understanding entered into in connection with the Note Agreement, including, without limitation, the Security Agreement, the Right of First Offer Agreement and the Registration Rights Agreement (collectively, the “Note Related Agreements”).

     Section 6. Purchase Rights. Note Holder agrees to, and Rex agrees to cause Note Holder to, fully exercise the Purchase Rights through the conversion of the Note and the payment of the balance of the purchase price for the Purchase Rights in accordance with the Note Agreement. Note Holder agrees that the exercise of the Purchase Rights shall occur immediately prior to the Effective Time, but only after the required vote of members of the Company in favor of the Merger and the transactions contemplated by the Merger Agreement. Except as provided above, Note Holder agrees not to, and Rex agrees to cause Note Holder not to, otherwise exercise the Purchase Rights prior to the termination of the Merger Agreement.
     Section 7. Parent Common Stock. Each of Rex and Noteholder hereby agrees that, for a period beginning on the date hereof and ending on, and including, the date of the Company Members’ Meeting (as defined in the Merger Agreement), they will not (and will not permit any of their respective affiliates to), without the prior written consent of Parent, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder with respect to any Parent Common Stock or securities convertible into or exchangeable or exercisable for Parent Common Stock, or warrants or other rights to purchase Parent Common Stock or any such securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Parent Common Stock or any securities convertible into or exchangeable or exercisable for Parent Common Stock, or warrants or other rights to purchase Parent Common Stock or any such securities, whether any such transaction is to be settled by delivery of Parent Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii) above.
     Section 8. Registration Rights.
          (a) Registration. Parent shall use its reasonable best efforts to (i) (subject to receipt of the required information from Note Holder) cause the Registration Statement to include a reoffer prospectus relating to the offer and sale by Note Holder after the Effective Time of the shares of Parent Common Stock received by Note Holder in the Merger (the “Registrable Securities”) (or at Parent’s option file a registration statement on Form S-1 for the offer and sale of such shares by Note Holder (which shall then be considered the “Registration Statement” for purposes of this Section 8)) and (ii) to cause the Registration Statement to remain effective until the earlier of (A) the date when all Registrable Securities covered by the Registration Statement have been sold or (B) 45 days from the effective date of the Registration Statement.

          (b) Suspension. (i) Upon the issuance by the SEC of a stop order suspending the effectiveness of a Registration Statement or the initiation of proceedings with respect to a Registration Statement under Section 8(d) or 8(e) of the Securities Act, (ii) if the Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Reoffer Prospectus forming a part of the Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (including, in any such case, as a result of the non-availability of financial statements), or (iii) upon the occurrence or existence of any development, event, fact, situation or circumstance relating to Parent that, in the sole discretion of Parent, makes it appropriate to suspend the availability of such Registration Statement and the related Reoffer Prospectus, (A)(1) in the case of clause (ii) above, subject to the next sentence, Parent shall as promptly as practicable prepare and file a post effective amendment to such Registration Statement or a supplement to the related Reoffer Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Reoffer Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post effective amendment to a Registration Statement, subject to the next sentence, use reasonable best efforts to cause it to be declared effective as promptly as is reasonably practicable and (2) in the case of clause (i) above, use reasonable best efforts to cause such stop order to be lifted, and (B) give notice to the Note Holder that the availability of such Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, the Note Holder agrees that it shall not sell any Registrable Securities pursuant to the Registration Statement until the Note Holder receives copies of the supplemented or amended Reoffer Prospectus provided for in clause (A) above and/or is notified of the effectiveness of the post-effective amendment to the Registration Statement provided for in clause (A) above, or until it is advised in writing by Parent that the Reoffer Prospectus may be used. In connection with development covered by clause (iii) above, Parent shall be entitled to exercise its rights pursuant to this Section 8(b) to suspend the availability of a Registration Statement or any Reoffer Prospectus (the “Deferral Period”) for no more than 25 days. The Company shall not be required to specify in the written notice to the Note Holder the nature of the event giving rise to the Deferral Period. In the event that Parent shall exercise its rights hereunder, the applicable time period during which the Registration Statement is to remain effective pursuant to Section 8(a) shall be extended by a period of time equal to the duration of the Deferral Period.
          (c) Registration Expenses. All expenses incident to Parent’s performance of this Section 8 including without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for Parent and all independent certified public accountants, underwriters (excluding discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities) and other persons retained by Parent, shall be borne by Parent, and Parent shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Parent are then listed. Note Holder shall pay those registration expenses incurred by it and not required to be paid by Parent pursuant to the preceding sentence.
          (d) Indemnity.
          (i) The Company agrees to indemnify the Note Holder and each person, if any, who controls the Note Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim and damage arising out of any untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or arising out of any untrue statement of a material fact included in any preliminary prospectus or any Reoffer Prospectus (or any amendment or supplement thereto) or the omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this indemnity shall not apply to any loss, liability, claim or damage to the extent arising out of any untrue statement or omission made in reliance upon and in conformity with information furnished to Parent in writing by or on behalf of the Note Holder or its Affiliates expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or Reoffer Prospectus (or any amendment or supplement thereto).
          (ii) The Note Holder agrees to indemnify Parent, and each person, if any, who controls Parent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim and damage described in the indemnity contained in subsection (d)(i) of this Section 8 but only with respect to untrue statements or omissions made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or Reoffer Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to Parent by or on behalf of the Note Holder or its Affiliates for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or Reoffer Prospectus (or any amendment or supplement thereto) expressly for use therein.
          (iii) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not prejudiced as a result thereof. In case any such action shall be brought against any indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution is sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. No indemnified party shall, without the prior written consent of the indemnifying party, effect any settlement of any commenced or threatened litigation, investigation, proceeding or claim in respect of which any indemnification is sought hereunder.
          (iv) If the indemnification provided for in Section 8(d) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages or liabilities referred to in Section 8(d), the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

The relative fault of such indemnifying party, on the one hand, and the indemnified party, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          (v) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
          (vi) The obligations of Parent and the Note Holder under this Section 8 shall survive the completion of any offering of Registrable Securities pursuant to any Registration Statement under this Agreement.
          (e) Information. Note Holder shall report to Parent all sales or other distributions of Registrable Securities pursuant to the Registration Statement.
     Section 9. Acquisition Proposals; Non-Solicitation. Prior to the termination of this Agreement, each of Rex and Note Holder covenants and agrees that it shall not, directly or indirectly, (i) solicit, initiate, encourage, knowingly facilitate or induce any inquiry with respect to, or the making, submission or announcement of, any Acquisition Proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any person any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal, (iii) engage in discussions with any person with respect to any Acquisition Proposal, (iv) approve, endorse or recommend any Acquisition Proposal, (v) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Proposal or transaction contemplated thereby; provided, however, that nothing herein shall prevent any employee of Note Holder or Rex, acting in his or her capacity as an officer or manager of the Company from taking any action in such capacity, but only in either such case as and to the extent permitted by Section 4.2 of the Merger Agreement. Rex and Note Holder shall immediately cease participating in any discussions or negotiations with any parties that may be ongoing with respect to an Acquisition Proposal.

     Section 10. Public Announcement. Without the prior written consent of Parent, neither Rex nor Note Holder shall make any public announcement relating to this Agreement, the Merger Agreement or the Merger or other transactions contemplated by the Merger Agreement.
     Section 11. Termination. This Agreement shall terminate on the earliest of (a) termination of the Merger Agreement pursuant to its terms, (b) the agreement of the parties hereto to terminate this Agreement, or (c) the consummation of the Merger; provided, however, that termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against any other party hereto for such party’s breach of any of the terms of the Agreement. Notwithstanding the foregoing, Section 12 of this Agreement shall survive the termination of this Agreement. The representations and warranties made herein shall not survive the termination of this Agreement.
     Section 12. Miscellaneous.
          (a) Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (ii) are not intended to confer upon any other person any rights or remedies hereunder.
          (b) Successors and Assigns. This Agreement shall not be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, Without relieving any party hereto of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.
          (c) Amendment and Modification. This Agreement may not be amended, altered, supplemented or otherwise modified or terminated except upon the execution and delivery of a written agreement executed by the parties hereto.
          (d) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):
(a) if to Parent or Merger Sub:

US BioEnergy Corporation
5500 Cenex Drive
Inver Grove Heights, MN 55077
Attention: General Counsel
Telephone: (651) 355-8328
Facsimile: (866) 908-1375
with a copy to:
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606
Attention: Brian W. Duwe
                   Richard C. Witzel, Jr.
Telephone: (312) 407-0700
Facsimile: (312) 407-0411
(b) if to Rex or Note Holder:
Zafar Rizvi
Farmers Energy Millennium, LLC
2875 Needmore Road
Dayton, OH 45414
with a copy to:
Edward M. Kress, Esq.
Chernesky, Heyman & Kress P.L.L.
1100 Courthouse Plaza, SW
Dayton, Ohio 45402
Telephone: (937) 449-2830
Facsimile: (937) 463-4947
          (e) Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
          (f) Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.
          (g) No Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.
          (h) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of South Dakota, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.
          (i) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.
          (j) Descriptive Heading. The descriptive headings used herein are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

          (k) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.
          (l) Counterparts. This Agreement may be executed in two or more counterparts, and by facsimile, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.
          (m) Further Actions. Each of Rex and Note Holder agrees that it will do all things necessary or desirable as reasonably requested by Parent to effectuate this Agreement. Neither Rex nor Note Holder shall enter into any agreement, arrangement or understanding with any person the effect of which would be inconsistent with or violative of any term or provision of this Agreement.
          (n) Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.
     (o) Merger Agreement Termination Fee. In the event that (a) the Merger Agreement is terminated by the Company pursuant to Section 7.1(b) and (b) no action or failure to act on the part of Rex or Noteholder was a principal cause of or resulted in the failure of the Merger to occur on or before the End Date and such action or failure to act constitutes a material breach of this Agreement; the Parent will pay Rex One Million Six Hundred Seventy Thousand Dollars ($1,670,000) in immediately available funds promptly, but in no event later than two (2) business days after such termination. Upon payment of such fee, neither Parent nor any of its affiliates shall have any further liability to Noteholder, Rex or any of their respective affiliates with respect to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby.

     IN WITNESS WHEREOF, Parent, Merger Sub, Rex and Note Holder have caused this Agreement to be duly executed as of the day and year first written above.

US BIOENERGY CORPORATION

By:	/s/ Gregory S. Schlicht
	Name:	Gregory S. Schlicht
	Title:	Vice President, General Counsel and Corporate Secretary

US BIO ACQUISITION SUB, LLC
By:	/s/ Gregory S. Schlicht
	Name:	Gregory S. Schlicht
	Title:	Manager

FARMERS ENERGY MILLENNIUM, LLC
By:	/s/ Zafar Rizvi
	Name:	Zafar Rizvi
	Title:	President

REX STORES CORPORATION
By:	/s/ Zafar Rizvi
	Name:	Zafar Rizvi
	Title:	President

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